UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 17, 2007

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2007, Celadon Trucking Services, Inc. (“CTSI”), a wholly owned subsidiary of Celadon Group, Inc., a Delaware corporation (the “Company”), had entered into a Separation Agreement, General Release, Consulting Agreement, and Non-Competition, Non-Disclosure, and Non-Solicitation Agreement with Thomas Glaser, the former President and Chief Operating Officer of the Company  (the “Separation Agreement”).  As reported in this Form 8-K, the Separation Agreement has been amended and subsequently terminated.

On October 17, 2007, CTSI entered into an Amendment to Separation Agreement, General Release, Consulting Agreement, and Non-Competition, Non-Disclosure, and Non-Solicitation Agreement (the “Amendment”) with Mr. Glaser.  The Amendment deferred the date upon which the Company was required to issue a portion of the vested shares of the Company’s restricted stock to Mr. Glaser from September 4, 2007, to August 3, 2009, subject to compliance with the Separation Agreement.  The Amendment also modified the non-competition provisions of the Separation Agreement to permit Mr. Glaser to accept a director position on the board of directors of an identified private transportation company.

On April 24, 2008, CTSI and Mr. Glaser entered into a General and Mutual Release (the “General and Mutual Release”) pursuant to which the Separation Agreement was terminated, and CTSI and Mr. Glaser entered into mutual releases.   With the exception of a limited non-solicitation provision running in favor of CTSI, neither Mr. Glaser nor CTSI has any continuing obligations to the other party.  Without limitation, the Company has no further obligation to issue restricted stock and, except as referenced above, Mr. Glaser has no further non-competition obligations running in favor of the Company and its subsidiaries.

The above summary of the material terms of the Amendment and the General and Mutual Release is qualified in its entirety by reference to the full text of the Amendment and the General and Mutual Release which are filed herewith.

Item 9.01                  Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
10.1
Amendment to Separation Agreement, General Release, Consulting Agreement, and Non-Competition, Non-Disclosure, and Non-Solicitation Agreement by and between Celadon Trucking Services, Inc. and Thomas M. Glaser dated October 17, 2007.

	10.2	General and Mutual Release by and between Celadon Trucking Services, Inc. and its affiliates and subsidiaries and Thomas M. Glaser dated April 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: April 30, 2008	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1
Amendment to Separation Agreement, General Release, Consulting Agreement, and Non-Competition, Non-Disclosure, and Non-Solicitation Agreement by and between Celadon Trucking Services, Inc. and Thomas M. Glaser dated October 17, 2007.

10.2	General and Mutual Release by and between Celadon Trucking Services, Inc. and its affiliates and subsidiaries and Thomas M. Glaser dated April 24, 2008.

4